     As filed with the Securities and Exchange Commission on April 10, 2000



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  April 4, 2000
                                  -------------


                            FIRST CHARTER CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


North Carolina                 0-15829                    56-1355866
---------------                ------------               -------------------
(State or other                (Commission                (IRS Employer
jurisdiction of                File Number)               Identification No.)
incorporation)

           22 Union Street, North, Concord, North Carolina 28026-0228
        ----------------------------------------------------------------
        (Addresses, including zip codes, of principal executive offices)

                                 (704) 786-3300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2            ACQUISITION OF ASSETS

         On April 4, 2000, First Charter Corporation ("FCC"), the holding company for First Charter National Bank, announced that its acquisition of Carolina First BancShares, Inc. ("CFBI"), the holding company for Lincoln Bank of North Carolina, Cabarrus Bank of North Carolina and Community Bank and Trust Co., became effective.

         Pursuant to the terms of the definitive merger agreement which was filed with the Commission on January 20, 2000 as an appendix to FCC's Registration Statement No. 333-95003 on Form S-4 and is hereby incorporated by reference, CFBI shareholders will receive 2.267 shares of common stock of FCC for each share of CFBI common stock in connection with the merger.

         A copy of the news release (the "News Release") relating to the acquisition closure is being filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7            FINANCIAL STATEMENTS AND EXHIBIT

         (a)      Financial Statements of Business Acquired

                  1. The audited consolidated financial statements of CFBI as of December 31, 1999 and 1998 and for each of the years in the three-year period ended on December 31, 1999, and the independent auditors' report thereon dated January 18, 2000, previously included in CFBI's Annual Report on Form 10-K for the year ended December 31, 1999, are hereby incorporated by reference (Commission File No. 0-17939).

         (b)      Pro Forma Financial Information

                  1. The Unaudited Pro Forma Combined Financial Information as of September 30, 1999 is hereby incorporated by reference from FCC's Registration Statement on Form S-4 (Registration Number 333-95003) filed with the Commission on January 20, 2000.

                  2. The Unaudited Pro Forma Combined Financial Information as of December 31, 1999 is not included in this filing and will be filed by amendment to this Form 8-K within 60 days of April 19, 2000.

         (c) The following exhibits are filed herewith or incorporated by reference as part of this report:

                  Exhibit No.       Description
                  -----------       -----------
                           2.1      Agreement and Plan of Merger By and Between
                                    Carolina First BancShares, Inc. and First
                                    Charter Corporation, dated as of November 7,
                                    1999 (incorporated by reference to the
                                    Registrant's


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                                    Registration No. 333-95003 on Form S-4 filed
                                    with the Commission on January 20, 2000)

                           23.1     Consent of KPMG LLP

                           99.1 News release disseminated on April 4, 2000 by First Charter Corporation.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     FIRST CHARTER CORPORATION


                                                By:  /s/ Robert O. Bratton
                                                     ---------------------------
                                                     Robert O. Bratton
                                                     Chief Financial Officer

Dated:  April 10, 2000

                                  EXHIBIT INDEX



Exhibit No.    Description                                            Sequential Page
-----------    -----------                                            No.
                                                                      ---------------

2.1            Agreement and Plan of Merger By and Between Carolina
               First BancShares, Inc. and First Charter Corporation, dated as of November 7, 1999 (incorporated by reference to the Registrant's Registration No.
               333-95003 on Form S-4 filed with the Commission on January 20, 2000)

23.1           Consent of KPMG LLP

99.1           News release disseminated on April 4, 2000 by
               First Charter Corporation.